Exhibit 31.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

In connection with the Annual Report to shareholders of NSD Bancorp, Inc. (the "Corporation") on Form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Andrew W. Hasley, President and Chief Operating Officer, certify pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, that:

     1. I have reviewed this annual report to shareholders on Form 10-K of NSD Bancorp, Inc.

     2 Based on my knowledge, this annual report to shareholders does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report to shareholders.

     3 Based on my knowledge, the financial statements, and other financial information included in this annual report to shareholders, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report to shareholders.

     4 The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13(a) - 15(e) and 15(d) - 15(e) for the registrant and we have:

          (a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report to shareholders is being prepared;

          (b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluations and

          (c) disclosed in this report any change in the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

     5 The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          (a) all significant deficiencies and material weaknesses in the design or operation of the internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information and have identified for the registrant's auditors any material weaknesses in internal controls; and

          (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting .

Date: 03/29/2004                   /S/ William C. Marsh
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                                   William C. Marsh, Treasurer
                                   (Principal Financial and Accounting Officer)